UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2004

MGI PHARMA, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-10736	41-1364647
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5775 West Old Shakopee Road, Suite 100,
Bloomington, Minnesota	55437
(Address of principal executive offices)	(zip code)

Registrant’s telephone number, including area code: (952) 346-4700

Not Applicable

(Former name or former address, if changed since last report)

Item 7. Financial Statements and Exhibits

(c) Exhibits

99.1	MGI PHARMA, INC. slide presentation at Banc of America Securities Health Care Conference May 20, 2004.

Item 9. Regulation FD Disclosure

On May 20, 2004 officers of MGI PHARMA, INC. (the “Company”) made a presentation to attendees at the Banc of America Securities Health Care Conference which was made available to the public by a live webcast over the internet. The slides included as an exhibit to this report were presented by the Company at that presentation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

May 20, 2004	MGI PHARMA, INC.

	By:	/s/ William C. Brown
William C. Brown
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

99.1	MGI PHARMA, INC. slide presentation at Banc of America Securities Health Care Conference May 20, 2004.